UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	July 26, 2012
COMMERCIAL NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
Pennsylvania	0-18676	25-1623213
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
900 Ligonier Street, Latrobe, PA		15650
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 724-539-3501

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 26, 2012 Commercial National Financial Corporation issued a press release announcing its earnings as of June 30, 2012.

Item 9.01   A copy of the July 26, 2012 press release and related financial information as of June 30, 2012 is attached as Exhibit 99.1.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial National Financial Corporation
(Registrant)

Date: July 27, 2012	/s/	Gregg E. Hunter
Gregg E. Hunter
President and Chief Executive Officer